UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
Debtors	Reporting Period: February 27, 2010

MONTHLY OPERATING REPORT

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4b	X
Listing of aged accounts payable	MOR-4c	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Eric J. Sattler	4/13/2010
Signature of Authorized Individual*	Date

Eric J. Sattler	VP of Finance & Interim CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
Debtors	Period: February 27, 2010

MONTHLY OPERATING REPORT

Summary of Cases
	Debtor	Case Number

	The Penn Traffic Company, Debtor	09-14078 (PJW)
	Sunrise Properties, Debtor	09-14079 (PJW)
	Pennway Express, Inc., Debtor	09-14080 (PJW)
(1)	Penny Curtis Baking Company, Inc., Debtor	09-14082 (PJW)
(1)	Big M Supermarkets, Inc., Debtor	09-14083 (PJW)
(1)	Commander Foods, Inc., Debtor	09-14084 (PJW)
(1)	P & C Food Markets, Inc. of Vermont, Debtor	09-14085 (PJW)
(1)	P.T. Development, LLC, Debtor	09-14086 (PJW)
	P.T. Fayetteville/Utica, LLC, Debtor	09-14087 (PJW)

(1)	No financial data was maintained for these entities because such entities were not engaged in active operations during the relevant time period of this report.

MOR-1	Case No. 09-14978 (PJW)
Reporting Period: February 27, 2010

In re: The Penn Traffic Company, et al
Debtors
1/31 - 2/27 Total Cash Flow
($ in thousands)	W/E	W/E	W/E	W/E	1/31-2/27	Cumulative
	2-6-10	2-13-10	2-20-10	2-27-10	Total	to Date

Cash Receipts:

Sales Receipts	$3,877	$-	$-	$-	$3,877	$133,805
Other Receipts (A/R Coll./Dep.)	1,087	785	680	856	3,409	18,662
Miscellaneous Retail Receipts	1,501	351	-	-	1,852	22,150
Store Closure/Sale Proceeds	-	-	-	-	-	85,000
Total Receipts	6,464	1,136	680	856	9,137	259,618

Cash Disbursements:

Trade Payments:
Product	48	7	55	-	111	88,749
Non-Product	527	678	315	118	1,639	7,950
Total Trade Payments	576	685	370	118	1,749	96,699

Operating Expenses:
Store Payroll, Taxes & Benefits	1,749	-	-	-	1,749	27,579
Corp. Payroll, Taxes & Benefits	338	-	-	-	338	5,523
Severance/WARN and Retention	-	-	-	-	-	-
Union Benefits	-	910	1,547	-	2,457	6,610
401K Plans	-	-	-	-	-	-
Utilities	693	627	56	241	1,617	3,467
Rent Cam & RE Taxes	-	-	-	-	-	3,433
Insurance Premiums & Claims	88	154	275	128	645	1,567
Capital Expenditures	-	-	-	-	-	995
Sales Tax Payable	-	-	-	140	140	1,446
Store Currency & Coin Orders	-	-	-	-	-	6,394
Other (WUnion/Util. Rmb/Bank fees)	205	1,459	57	39	1,761	12,845
Liquidator Expense Reimbursement	-	-	-	-	-	6,385
Expense Reimbursement	-	-	-	-	-	-
Miscellaneous Expense	-	350	200	-	550	823
Total Operating Expenses	3,073	3,500	2,136	548	9,257	77,066

Financing Expenses:
Term/Standby LC Interest	-	-	-	-	-	580
Suppl. RE Facility Interest	-	-	-	-	-	373
DIP & Revolver Interest & Fees	-	-	-	-	-	950
Debt Paydown / L/C Collat.	-	-	-	-	-	56,298
Total Non-Operating Expenses	-	-	-	-	-	58,201

Net Operating Cash Flow	2,815	(3,050)	(1,826)	191	(1,870)	27,651

Bankruptcy Expenses:
Deposits/Cash-in-Advance	-	-	-	-	-	3,802
Professional Fees	-	198	200	359	757	2,273
UST Fees	47	-	-	-	47	47
Claims Agent	-	-	4	276	280	551
Cure Costs	79	984	797	65	1,925	1,925
Funds Transferred to/(from) Cure Cost	-	(1,219)	(706)	-	(1,925)	2,018
Funds Transferred to/(from) Closing Issues	-	-	-	-	-	12,500
Funds Transferred to/(from) Prof Carve Out	-	-	-	(722)	(722)	2,278
Funds Transferred to/(from) Escrow	-	-	-	-	-	-
Un-reconciled Cash Flow	-	-	-	-	-	-
Total Bankruptcy Expenses	126	(37)	295	(21)	362	25,395

Total Disbursements	3,775	4,149	2,801	644	11,369	257,361

Net Cash Flows	$2,690	$(3,013)	$(2,121)	$212	$(2,232)	$2,257

In re The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
Debtor	Reporting Period: February 27, 2010

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

		Amount		Check		Amount Paid		Year-To-Date
Payee	Period Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses

Donlin Recano	12/22/2009	4,500.00	Penn Traffic	28274814	12/24/09	-	4,500.00	-	4,500.00
Donlin Recano	1/6-1/8/2010	20,500.00	Penn Traffic	28481927	1/12/10	-	20,500.00	-	20,500.00
Donlin Recano	12/1/09-12/31/09	123,854.43	Penn Traffic	28602926	1/21/2010	105,964.83	17,889.60	105,964.83	17,889.60
Donlin Recano	11/1/09-11/30/09	122,573.75	Penn Traffic	28195676	1/21/2010	91,343.67	31,230.08	91,343.67	31,230.08
Donlin Recano	1/24/2010	4,150.00	Penn Traffic	0000467A	1/25/2010		4,150.00		4,150.00
Donlin Recano	1/1/10 - 1/31/10	276,170.57	Penn Traffic	265117	2/24/2010	243,243.15	32,927.42	243,243.15	32,927.42

Conway, Del Genio, Greis	1/3/10 - 2/2/10	155,760.20	Penn Traffic	262967	1/7/2010	150,000.00	5,760.20	150,000.00	5,760.20
Conway, Del Genio, Greis	2/3/10 - 3/1/10	163,245.66	Penn Traffic	28865298	2/2/2010	150,000.00	13,245.66	150,000.00	13,245.66
Conway, Del Genio, Greis	3/2/10 - 4/1/10	164,893.51	Penn Traffic	29274664	3/8/2010	150,000.00	14,893.51	150,000.00	14,893.51

Fulbright & Jaworski	12/1/09-12/31/09	78,286.08	Penn Traffic	28944754	2/17/2010	76,684.60	1,601.48	76,684.60	1,601.48

Otterbourg, Steindler, Houston	12/2/09-12/31/09	279,335.22	Penn Traffic	29055915	2/25/2010	276,294.00	3,041.22	276,294.00	3,041.22

Total		1,393,269.42				1,243,530.25	149,739.17	1,243,530.25	149,739.17

In re The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
Debtors	Reporting Period: February 27, 2010

MOR 2
Consolidated Statement of Operations
(In thousands)
Unaudited

	Penn	Fayetteville/	Pennway	Penny	Sunrise	Penn Traffic	Consolidated
	Traffic	Utica	Express	Curtiss	Properties	Eliminations	Penn Traffic

Revenues	$2	$-	$-				$2

Cost and Operating Expenses
Cost of sales	1,589	-					1,589
Selling and administrative expenses	(1,709)	-					(1,709)
Asset impairment charge	-	-	-				-
Goodwill impairment charge	-	-	-				-

Operating Income	122	-	-				122

Interest expense	26	-	-				26
Reorganization expense	856	-	-				856

(Loss) Income from continuing operations before taxes	(761)	-	-				(761)

Provision for income taxes	-	-	-				-

(Loss) Income before loss from discontinued operations, net of tax	(761)	-	-				(761)

(Loss) income from discontinued operations, net of tax	0	-	-				0

(Loss) Income before extraordinary item	(761)	-	-				(761)

Extraordinary item	-	-	-				-

Net (Loss) Income	$(761)	$-	$-				$(761)

(1)   The following legal entities: Big M Supermarkets, Inc., Commander Foods,Inc.,
P&C Food Markets, Inc of Vermont, and  PT-Development, LLC, are not reported on the above schedule due to the fact that there was no or nominal activity for the reporting period of January 31, 2010 through February 27, 2010 for these entities.

In re: The Penn Traffic Company, et al	Csae No. 09-14078 (PJW)
Debtors	Reporting Period: February 27, 2010

MOR 3
Consolidated Balance Sheet
As of February 27, 2010
Unaudited
(In Thousands)

	Penn	Fayetteville/		Pennway	Penny	Sunrise	Penn Traffic	Consolidated
	Traffic	Utica	Big M	Express	Curtiss	Properties	Eliminations	Penn Traffic
ASSETS

Current Assets:
Cash and short-term investments	36,622	-	-	-	-	-	-	36,622
Accounts and notes receivables	17,264	-	-	350	-	-	-	17,614
Inventories	20	-	-	-	-	-	-	20
Prepaid expenses and other current assets	3,050	-	-	-	-	-	-	3,050
Assets Held for Sale	-	-	-	-	-	-	-	-
	56,956	-	-	350	-	-	-	57,306

Noncurrent Assets:
Capital leases	-	-	-	-	-	-	-	-
Property, plant and equipment	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Intangible assets	-	-	-	-	-	-	-	-
Other assets	55,466	-	-	-	-	-	-	55,466
	112,422	-	-	350	-	-	-	112,772

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Current portion of obligations under capital leases	-	-	-	-	-	-	-	-
Current maturities under long-term debt	-	-	-	-	-	-	-	-
Trade account and drafts payables	332	-	(2)	-	-	-	-	330
Other current liabilities	17,376	-	-	-	2	-	-	17,378
Accrued interest expense	-	-	-	-	-	-	-	-
Deferred income taxes	-	-	-	-	-	-	-	-
	17,708	-	(2)	-	2	-	-	17,708

Intercompany payables	(54,807)	-	54,746	(3,611)	4,068	(397)	-	(1)

Noncurrent Liabilities:
Obligations under capital leases	-	-	-	-	-	-	-	-
Long-term debt	-	-	-	-	-	-	-	-
Deferred income taxes	-	-	-	-	-	-	-	-
Other noncurrent liabilities	16,392	-	-	-	-	-	-	16,392

Total Liabilities Subject to Compromise	82,043	-	-	-	2,609	-	-	84,652

Stockholders' Equity:
Preferred stock	(20)	-	-	-	20	-	-	-
Common Stock	36	-	20	1	30	1	-	88
Capital in excess of par	128,246	-	-	-	-	-	-	128,246
Stock warrants	-	-	-	-	-	-	-	-
Retained Earnings	(76,906)	-	(54,764)	3,960	(6,729)	396	-	(134,043)
Accumulated other comprehensive loss	(270)	-	-	-	-	-	-	(270)
Treasury stock, 53,000 shares at cost	-	-	-	-	-	-	-	-
Total Stockholders Equity	51,086	-	(54,744)	3,961	(6,679)	397	-	(5,979)

	112,422	-	(0)	350	-	-	-	112,772

In re: The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
Debtors	Reporting Period: February 27, 2010

MOR 4
Status of Post Petition Taxes

		1/31/2010
		Period 12					02/27/10
		Beginning	Amount Withheld	Amount	Date	Check No.	Ending
		Tax Liability	or Accrued	Paid	Paid	or EFT	Tax Liability

	Federal
242300	Withholding	(214,499)	(927,227)	920,527			(221,199)
					02/01/10	274043200426698
					02/03/10	274043400523506
					02/03/10	274043400091550
					02/08/10	274043900769094
					02/10/10	274044100496484
					02/10/10	274044100156291
					02/16/10	274044700146044
					02/18/10	274044900417036
					02/18/10	274044900691979
					02/22/10	274045300887783
					02/24/10	274045500231792
					02/24/10	274045500932057

242001	FICA -Employee	(181,074)	(743,710)	743,964			(180,820)
					02/01/10	274043200426698
					02/03/10	274043400523506
					02/03/10	274043400091550
					02/08/10	274043900769094
					02/10/10	274044100496484
					02/10/10	274044100156291
					02/16/10	274044700146044
					02/18/10	274044900417036
					02/18/10	274044900691979
					02/22/10	274045300887783
					02/24/10	274045500231792
					02/24/10	274045500932057

242000	FICA -Employer	(368,330)	(649,629)	745,322			(272,637)
					02/01/10	274043200426698
					02/03/10	274043400523506
					02/03/10	274043400091550
					02/08/10	274043900769094
					02/10/10	274044100496484
					02/10/10	274044100156291
					02/16/10	274044700146044
					02/18/10	274044900417036
					02/18/10	274044900691979
					02/22/10	274045300887783
					02/24/10	274045500231792
					02/24/10	274045500932057

	Totals	(763,903)	(2,320,566)	2,409,813			(674,656)

242100	Unemployment	(114,031)	(55,043)	18,877			(150,197)
					02/01/10	274043200168034
					02/01/10	274043200070790
					02/01/10	274043200472887
	Income
	Other
	Total Federal Taxes	(877,934)	(2,375,609)	2,428,691			(824,852)

In re: The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
Debtors	Reporting Period: February 27, 2010

MOR 4
Status of Post Petition Taxes

		1/31/2010
		Period 12					02/27/10
		Beginning	Amount Withheld	Amount	Date	Check No.	Ending
		Tax Liability	or Accrued	Paid	Paid	or EFT	Tax Liability

	State
242452	Withholding- PA	(36,464)	(75,087)	73,508	02/01/10	1300026859354	(38,043)
					02/03/10	1300026971392
					02/03/10	1300026965947
					02/18/10	1300027121098
					02/18/10	1300027115601

242456	Withholding- VT	(591)	(2,506)	2,400			(697)
					02/10/10	7442
					02/18/10	7467
					02/24/10	7479

242450	Withholding- NY	(71,740)	(292,187)	292,847			(71,080)
					02/03/10	NY10WT001842575
					02/03/10	NY10WT001842589
					02/09/10	NY10WT001854769
					02/09/10	NY10WT001854755
					02/17/10	NY10WT001867596
					02/17/10	NY10WT001867604
					02/23/10	NY10WT001876629
					02/23/10	NY10WT001876642

	Total State Withholding	(108,795)	(369,780)	368,755			(109,820)

	Local Taxes
242552	Local -EIT	(22,498)	(22,426)				(44,924)
242900	Local -LST	(4,713)	(3,914)				(8,627)

	Total Local Taxes	(27,211)	(26,340)	-			(53,551)

	Sales
242650 + 242750	Sales - NY	(3,084)	62	2,946	02/25/10	NY10ST00016929	(76)
242652 + 242752	Sales - PA	(129,114)	(1,932)	129,114	02/22/10	1300027176787	(1,932)
242651	Sales - OH	(188)	(2,184)				(2,372)
242656 + 242756	Sales - VT	(8,321)		8,321	02/23/10	1266848564918	(0)

	Total Sales Tax	(140,707)	(4,054)	140,381			(4,381)

	Excise
242250	Unemployment - NY	(220,290)	(133,693)	35,306			(318,677)
					02/01/10	04920044366
					02/01/10	04920044350
242252	Unemployment - PA	(266,859)	(147,814)	40,273			(374,400)
					02/01/10	1310699
					02/01/10	1310758
242256	Unemployment - VT	(2,918)	(1,811)				(4,729)
242257	Unemployment - NH	(343)	(846)				(1,189)
243100	Real property	(508,778)	496,146				(12,632)
243500	Tobacco	(87,656)	159,496	1,912	02/19/10	264886	73,752
					02/23/10	000003
	Total Excise	(1,086,844)	371,479	77,491			(637,875)

	Other
242856	Meals and Room - VT	(1,169)		1,169	02/23/10	1266856333203	(0)

242857	Meals and Room - NH	(703)		703	02/17/10	1004600274	0
243200	Mercantile Tax	(14,184)					(14,184)

	Total Other	(16,056)	-	1,872			(14,184)

	Total Taxes	(2,257,547)	(2,404,305)	3,017,189			(1,644,663)

In re: The Penn Traffic Company et al	Case No. 09-14978 (PJW)
Debtors	Reporting Period: February 27, 2010

MOR 4b

SUMMARY OF UNPAID POSTPETITION DEBTS

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	330,286					330,286
Wages Payable	1,953,012					1,953,012
Taxes Payable	1,644,665					1,644,665
Rent/Leases-Building				73,084		73,084
Rent/Leases-Equipment						0
Secured Debt/Adequate Protection Payments						0
Professional Fees	4,861,535					4,861,535
Amounts Due to Insiders						0
Other Accrued Liabilities	5,183,268					5,183,268
Other:__________________________						0
Total Postpetition Debts	13,972,766	0	0	73,084	0	14,045,850

In re	The Penn Traffic Company	Case N09 -14078 (PJW)
	Debtor	Reporting Per February 27, 2010

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
MOR 5a

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$23,789,117
+ Amounts billed during the period (Aged)	$6,368,219
- Amounts collected during the period (Aged)	$6,737,828
- Amounts collected during the period (Not Aged)	$6,155,155
+ Amounts billed during the period (Not Aged)
Total Accounts Receivable at the end of the reporting period	$17,264,354

Accounts Receivable Aging	Amount
0 - 30 days old	$976,678
31 - 90 days old	$4,523,116
91 - 180 days old	$2,682,807
181 - 365 days old	$186,522
365 + days old	$595,485
Subtotal Aged Accounts Receivable	$8,964,608
Accounts Receivable Not Aged	$10,468,593
Total Accounts Receivable	$19,433,202
-Amount considered uncollectible (Bad Debt)	$2,168,847
Accounts Receivable (Net)	$17,264,354

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1	Have any assets been sold or transferred outside the normal course of business
	this reporting period? If yes, provide an explanation below.		X
2	Have any funds been disbursed from any account other than a debtor in possession
	account this reporting period?		X
3	Have all postpetition tax returns been timely filed? If no, provide an explanation
	below.	X
4	Are workers compensation, general liability and other necessary insurance
	coverages in effect? If no, provide an explanation below.	X
5	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened
	provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

substantially all assets to Tops LLC.

In re	Pennway Express, Inc.	Case N09 -14080 (PJW)
	Debtor	Reporting Per February 27, 2010

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
MOR 5b

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$487,385
+ Amounts billed during the period	$43,387
- Amounts collected during the period	$180,863
Total Accounts Receivable at the end of the reporting period	$349,909

Accounts Receivable Aging	Amount
0 - 30 days old	$68,895
31 - 90 days old	$191,709
91 - 180 days old	$7,303
181 - 365 days old	$70,429
365 + days old	$11,573
Subtotal Aged Accounts Receivable	$349,909
Accounts Receivable Not Aged	$-
Total Accounts Receivable	$349,909
-Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	$349,909

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1	Have any assets been sold or transferred outside the normal course of business
	this reporting period? If yes, provide an explanation below.		X
2	Have any funds been disbursed from any account other than a debtor in possession
	account this reporting period?		X
3	Have all postpetition tax returns been timely filed? If no, provide an explanation
	below.	X
4	Are workers compensation, general liability and other necessary insurance
	coverages in effect? If no, provide an explanation below.	X
5	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened
	provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

In re	P.T. Fayetteville/Utica, LLC	Case N09 -14087 (PJW)
	Debtor	Reporting Per February 27, 2010

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
MOR 5c

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$-
+ Amounts billed during the period
- Amounts collected during the period	$-
Total Accounts Receivable at the end of the reporting period	$-

Accounts Receivable Aging	Amount
0 - 30 days old
31 - 90 days old
91 - 180 days old
181 - 365 days old
365 + days old
Subtotal Aged Accounts Receivable	$-
Accounts Receivable Not Aged
Total Accounts Receivable	$-
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	$-

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1	Have any assets been sold or transferred outside the normal course of business
	this reporting period? If yes, provide an explanation below.		X
2	Have any funds been disbursed from any account other than a debtor in possession
	account this reporting period?		X
3	Have all postpetition tax returns been timely filed? If no, provide an explanation
	below.	X
4	Are workers compensation, general liability and other necessary insurance
	coverages in effect? If no, provide an explanation below.	X
5	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened
	provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X